UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Risk Factors

The Company is filing this Current Report on Form 8-K to update the risk factor set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, “We may have difficulty attracting, motivating and retaining executives and other key personnel.” as follows, which risk factor, as so updated, along with the other risk factors stated below, supplement the previously disclosed risk factors in the Company’s filings under the Securities Exchange Act of 1934, as amended, and should be read in conjunction with such other risk factors.

We may have difficulty attracting, motivating and retaining executives and other key personnel, including crews for our vessels.

The success of our business depends on the efforts and skill of our senior management team and other key personnel and on our ability to adequately crew our vessels. Uncertainty about the effect of changes to our company and about the changes we have made or may make to the organizational structure may impair our ability to attract and retain key personnel and crewing our vessels in the future. The market for qualified personnel is highly competitive, which may further reduce or restrict the availability of qualified personnel, particularly with respect to certain technical and engineering positions, including marine officers. In addition, our industry has lost a significant number of experienced professionals over the years due to its cyclical nature, which is attributable, among other reasons, to geopolitical factors, the levels of oil and natural gas prices and a more generalized concern about the overall future prospects of the industry.

If executives, managers or other key personnel, including vessel crew, resign, retire or are terminated or their service is otherwise interrupted, we may not be able to replace them in a timely manner and we could experience significant declines in productivity. These uncertainties could affect our relationship with customers, vendors and other parties. Accordingly, no assurance can be given that we will be able to attract, retain and motivate executives, managers, other key personnel and/or vessel crew to the same extent as in the past.

We are subject to the effects of changing prices.

Inflation rates have been relatively low and stable over the previous three decades; however, in 2022 due in part to supply chain disruptions and the effects of the COVID-19 pandemic, inflation rates began to rise significantly. We bear the costs of operating and maintaining our assets, including labor and material costs as well as recertification and drydock costs. Although we are able to reduce some of our exposure to price increases through the rates we charge, competitive market pressures may affect our ability to pass along price adjustments, which may result in reductions in our operating margins and cash flows in the future.

Failure to maintain an acceptable safety record may have an adverse impact on our ability to retain customers.

Our customers consider safety and reliability a primary concern in selecting a service provider. We must maintain a record of safety and reliability that is acceptable to our customers. Should this not be achieved, the ability to retain current customers and attract new customers may be adversely affected, which in turn could have a material adverse effect on our business, financial position, results of operations, cash flows and prospects.

If securities or industry analysts do not publish research or publish an inaccurate or unfavorable opinion regarding our business or stock, our stock price and trading volume could decline. In addition, if securities or industry analysts do not publish research about our business or stock, it may be more difficult for you to evaluate our performance and operations.

The trading market for our common stock is influenced, in part, by the research and reports that securities or industry analysts may publish about us, our business, our market or our competitors. If any of the analysts who may cover us adversely change its recommendation regarding our common stock, or provide more favorable relative recommendations about our competitors, the trading price of our common stock could decline. If any analyst who may cover us were to cease coverage of us or fail to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause the trading price of our common stock or trading volume to decline. In addition, if securities or industry analysts do not publish research about our business or stock, it may be more difficult for you to evaluate our performance and operations and the price of our common stock could decline substantially. Such a stock price decline could occur even when we have met any previously publicly stated revenue or earnings forecasts that we may provide.

Experts

The Company is also filing this Current Report on Form 8-K, as filed with the SEC, to incorporate the following language in its Registration Statements on Form S-3 (Nos. 333-228029, 333-234686 and 333-264476).

EXPERTS

The financial statements of Tidewater Inc. as of December 31, 2021 and for the year then ended and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2021 incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited historical financial statements of Swire Pacific Offshore Holdings Limited and its subsidiaries included in Exhibit 99.1 of Tidewater Inc.’s Current Report on Form 8-K/A dated July 6, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Auditor Consents

Included in this Current Report on Form 8-K, attached as Exhibit 23.1, is the Consent of Independent Registered Public Accounting Firm (the “PwC US Auditor Consent”) consenting to the reference to PricewaterhouseCoopers LLP in the first paragraph under the heading “Experts” which appears in this Current Report on Form 8-K, which is incorporated by reference in the Registration Statement on Form S-3 (Nos. 333-264476 and 333-234686) of Tidewater Inc. The PwC US Auditor Consent is being added because the aforementioned Experts section makes reference to them as Experts and the previously issued consents did not acknowledge this statement.

Also included in this Current Report on Form 8-K, attached as Exhibit 23.2, is the Consent of Independent Registered Public Accounting Firm (the “PwC SG Auditor Consent”) consenting to the reference to PricewaterhouseCoopers LLP in the second paragraph under the heading “Experts” which appears in this Current Report on Form 8-K, which is incorporated by reference in the Registration Statement on Form S-3 (No.s 333-228029, 333-264476 and 333-234686) of Tidewater Inc. The PwC SG Auditor Consent is being added because the aforementioned Experts section makes reference to them as experts and the previously issued consent did not acknowledge that statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2022

TIDEWATER INC.

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Secretary